Exhibit 3.7

Corporations Section P.O.Box 13697 Austin, Texas 78711-3697	Hope Andrade Secretary of State

Office of the Secretary of State

The undersigned, as Secretary of State of Texas, does hereby certify that the attached is a true and correct copy of each document on file in this office as described below:

AFFINITY ROAD AND TRAVEL CLUB, INC.
Filing Number: 43221100

Articles of Incorporation	April 10, 1978
Articles of Amendment	June 07, 1978
Articles Of Amendment	October 06, 1980
Articles Of Amendment	April 30, 1982
Change Of Registered Agent/Office	January 06, 1985
Assumed Name Certificate	April 09, 1985
Articles Of Amendment	August 18, 1986
Assumed Name Certificate	April 24, 1987
Assumed Name Certificate	May 20, 1987
Change Of Registered Agent/Office	July 13, 1990
Articles Of Merger	June 13, 1996
Maintenance	June 16, 1996
Articles Of Correction	August 14, 1996
Maintenance	August 15, 1996
Articles Of Merger	February 06, 2001
Public Information Report (PIR)	December 31, 2001
Public Information Report (PIR)	December 31, 2002
Public Information Report (PIR)	December 31, 2003
Public Information Report (PIR)	December 31, 2004
Public Information Report (PIR)	December 31, 2005
Public Information Report (PIR)	December 31, 2006
Public Information Report (PIR)	December 31, 2007

In testimony whereof, I have hereunto signed my name officially and caused to be impressed hereon the Seal of State at my office in Austin, Texas on February 18, 2010.

Come visit us on the Internet at http://www.sos.state.tx.us/

Phone: (512) 463-5555	Fax: (512) 463-5709	Dial: 7-1-1 for Relay Services
Prepared by: SOS-WEB	TID: 10266	Document: 295376360006

Corporations Section P.O.Box 13697 Austin, Texas 78711-3697	Hope Andrade Secretary of State

Office of the Secretary of state

/s/ Hope Andrade
Hope Andrade
Secretary of State

Come visit us on the Internet at http://www.sos.state.tx.us/

Phone: (512) 463-5555	Fax: (512) 463-5709	Dial: 7-1-1 for Relay Services
Prepared by: SOS-WEB	TID: 10266	Document: 295376360006

ARTICLES OF INCORPORATION	FILED
In the Office of the
ARTICLE ONE	Secretary of State of Texas

The name of the corporation is ADVENTURE CLUB, INC.	APR 10 1978

ARTICLE TWO	[ILLEGIABLE]
Deputy Director. Corporation Division
The period of its duration is perpetual.

ARTICLE THREE

The purposes for which the corporation is organized are:

To engage primarily in the specific business of soliciting memberships in and operating an automobile club with memberships to be offered to certain members of the motoring public in the United States and other countries;

To offer for sale, and to give or sell, to members of the automobile club products and services as may be listed in Section 2 of the Texas Automobile Club Services Act pertaining to Automobile Clubs and as may be from time to time amended;

To offer and to sell to the motoring public selected merchandise items through sale-by-mail promotions;

To engage in all lawful promotions or other activities designed to stimulate travel by private automobiles, pleasure boats, and small aircraft;

To exercise any and all rights and powers which a corporation may now or hereafter exercise; and

To carry on any business whatsoever which the corporation may deem proper or convenient in connection with any of the foregoing purposes or otherwise, or which may be calculated directly or indirectly to promote the interests of the corporation or to enhance the value of its property or business.

ARTICLE FOUR

The aggregate number of shares which the corporation shall have authority to issue is one hundred thousand (100,000) of the par value of one hundred dollars ($100) each.

ARTICLE FIVE

The corporation will not commence business until it has received for issuance of its shares consideration of the value of fifty thousand dollars ($50,000.00)

ARTICLE SIX

The address of its registered office is 1775 St. James Place, Houston, Texas, 77056, the name of its registered agent at that address is Hershal Ray Jones, Jr.

ARTICLE SEVEN

The number of initial directors is three and the names and addresses of the directors are:

Thomas F. Gaffney
215 Woodward Road
Moylan, Pennsylvania

Donald G. Heth
9 Farm Road
Wayne, Pennsylvania

James F. Nagle
669 Worthington Drive
Warminster, Pennsylvania

The name and address of the incorporator is:

LIFE INSURANCE COMPANY OF NORTH AMERICA
1600 Arch Street
P. O. Box 7728
Philadelphia, PA 19101

By	/s/ James F. Nagle
James F. NAGLE

Its	Secretary

Sworn to on 4-7-78 by the above named incorporator

Notary Seal

[ILLEGIABLE]
Notary Public

[ILLEGIABLE]	County, PA
[ILLEGIABLE]

ARTICLES OF AMENDMENT	FILED
In the Office of the
TO THE	Secretary of State of Texas

ARTICLES OF INCORPORATION	JUN 7 1978

OF
[ILLEGIABLE]
ADVENTURE CLUB, INC.	[ILLEGIABLE], Corporation Division

Pursuant to the provisions of Art. 4.04 of the Texas Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

ARTICLE ONE. The name of the corporation is ADVENTURE CLUB, INC.

ARTICLE TWO. The following amendment to the Articles of Incorporation was adopted by the shareholders of the corporation on June 5, 1978.

Articles One, Four and Six of the Articles of Incorporation are hereby amended so as to read as follows:

Article One. The name of the corporation is BANKARD CLUB, INC.

Article Four. The aggregate number of shares which the corporation shall have authority to issue is Five Thousand (5,000) of the par value of One Dollar ($1.00) each.

Article Six. The street address of its registered office is Republic National Bank Building, c/o C T Corporation System, Dallas, Texas 75201 and the name of its initial registered agent at such address is C T CORPORATION SYSTEM.

ARTICLE THREE. The number of shares of the corporation outstanding at the time of such adoption was 500; and the number of shares entitled to vote thereon was 500.

ARTICLE FOUR. The holders of all of the shares outstanding and entitled to vote on said amendment have signed a consent in writing adopting said amendment.

Dated	June 5, 1978	ADVENTURE CLUB, INC.

		By	/s/ Thomas J. Joyce
Thomas J. Joyce, President

		And	/s/ Ronald L. Souders
Ronald L. Souders, Secretary

STATE OF PENNSYLVANIA	)
)ss :
COUNTY OF PHILADELPHIA	)

I, Joanna McIlhenny, a Notary Public, do hereby certify that on this 5th day of June, 1978, personally appeared before me Thomas J. Joyce, who declared he is President of the corporation executing the foregoing document, and being first duly sworn, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

[ILLEGIABLE]
Notary Public for {Illegible}
Joanna A. McIlhenny
My commission	[ILLEGIABLE]

ARTICLES OF AMENDMENT
FILED
TO THE	In the Office of the
Secretary of State of Texas
ARTICLES OF INCORPORATION
[ILLEGIBLE]
OF
CLERK II E
BANKARD CLUB, INC.	Corporation Division

Pursuant to the provisions of Art. 4.04 of the Texas Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

ARTICLE ONE. The name of the corporation is BANKARD CLUB, INC.

ARTICLE TWO. The following amendment to the Articles of Incorporation was adopted by the sole shareholder of the corporation on September 30, 1980:

Article One of the Articles of Incorporation is hereby amended so as to read as follows:

Article One

The name of the corporation is JTX Club Inc.

ARTICLE THREE. The number of shares of the corporation outstanding at the time of such adoption was 500; and the number of shares entitled to vote thereon was 500.

ARTICLE FOUR. The holder of all of the shares outstanding and entitled to vote on said amendment has signed a consent in writing adopting said amendment.

Dated                September 30, 1980.

BANKARD CLUB, INC.

By	/s/ Thomas J. Joyce
Thomas J. Joyce, President

And	/s/ Sherman A. Sitrin
Sherman A. Sitrin, Secretary

STATE OF PENNSYLVANIA	)
) SS.;
COUNTY OF PHILADELPHIA	)

I, Anne J. DiFabio, a Notary Public, do hereby certify that on this 30th day of September, 1980, personally appeared before me Thomas J. Joyce, who declared he is President of the corporation executing the foregoing document, and being first duly sworn, acknowledged that he signed the foregoing document, and being first duly sworn, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

[ILLEGIABLE]
Notary Public for

ANNE J. DIFABIO, NOTARY PUBLIC
PHILADELPHIA, PHILADELPHIA COUNTY
MY COMMISSION EXPIRES DEC 12. 1983
My commission expires:	Member Pennsylvania Association of Notaries

ARTICLES OF AMENDMENT	FILED
In the Office of the
TO THE	Secretary of State of Texas

ARTICLES OF INCORPORATION	APR 30 1982

OF	[ILLEGIBLE]
Corporation Division
JTX CLUB INC.

Pursuant to the provisions of Art. 4.04 of the Texas Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

Article One. The name of the corporation is JTX Club Inc.

Article Two. The following amendment to the Articles of Incorporation was adopted by the sole shareholder of the corporation on March 10, 1982.

Article One of the Articles of Incorporation is hereby amended so as to read as follows:

Article One

The name of the corporation is JTX Travel Club, Inc.

Article Three. The number of shares of the corporation outstanding at the time of such adoption was 500; and the number of shares entitled to vote thereon was 500.

Article Four. The holder of all the shares outstanding and entitled to vote on said amendment has signed a consent in writing adopting said amendment.

Dated March 10, 1982.

JTX CLUB INC.

By:	/s/ Thomas J. Joyce
Thomas J. Joyce, President

And:	/s/ Sherman A. Sitrin
Sherman A. Sitrin, Secretary

432211-0

STATE OF Pennsylvania	)
	)	SS.;
COUNTY OF Philadelphia	)

I, Anne J. DiFabio, a Notary Public, do hereby certify that on this 23rd day of April, 1982, personally appeared before me Thomas J. Joyce, who declared he is President of the corporation executing the foregoing document and being first duly sworn, in the capacity therein set forth and declared that the statements therein contained are true.

IN WITNESS WHEREOF, have hereunto set my hand and seal the day and year before written.

[ILLEGIABLE]
Notary Public for Philadelphia Co

My Commission expires:

ANNE J DIFABIO, NOTARY PUBLIC
PHILADELPHIA PHILADELPHIA COUNTY
MY COMMISSION EXPIRES DEC 12, 1983
member, Pennsylvania Association of Notaries

432211-0	FILED
In the Office of the
Secretary of State of Texas
To the Secretary of State
of the State of Texas:	JAN 06 1985

[ILLEGIABLE]
director, corporation division

C T Corporation System, as the registered agent for the domestic and foreign corporations named on the attached list submits the following statement for the purpose of changing the registered office for such corporations, in the State of Texas:

1.               The name of the corporation is See attached list

2.               The post office address of its present registered office is Republic National Bank Building, c/o C T Corporation System, Dallas, Texas 75201

3.               The post office address to which its registered office is to be changed is 1601 Elm Street, c/o C T Corporation System, Dallas, Texas 75201

4.               The name of its present registered agent is C T CORPORATION SYSTEM

5.               The name of its successor registered agent is C T CORPORATION SYSTEM

6.               The post office address of its registered office and the post office address of the business office of its registered agent, as changed, will be identical.

7.               Notice of this change of address has been given in writing to each corporation named on the attached list 10 days prior to the date of filing of this certificate.

Dated January 6, 1985.

C T CORPORATION SYSTEM
By	[illegible]
It’s Vice President

STATE OF New York)

COUNTY OF New York)

I, Regina M. Dunn a notary public, do hereby certify that on this 27th day of December 1984, personally appeared before me Virginia Colvell who being by me first duly sworn, declared that she is the Vice President of C T Corporation System, that she signed the foregoing document as Vice President of the corporation, and that the statements therein contained are ture.

/s/ Regina M Dunn
Notary public

REGINA M DUNN
Notary public, State of New York
No 31-4726520
Qualified in New York County
4277667	Commission Expires March 30, 1985

FEE FOR FILING AT OFFICE OF SECRETARY OF STATE. [ILLEGIABLE]

FILED
In the Office of the
Secretary of state of Texas

ASSUMED NAME CERTIFICATE	APR 9 1985
FOR AN INCORPORATED BUSINESS OR PROFESSION
Clerk III-J
Corporations section

1.               The assumed name under which the business or professional service is or is to be conducted or rendered is Bankard club.

2.               The name of the incorporated business or profession as stated in its Articles of Incorporation or comparable document is JTX Travel Club, Inc.

3.               The state, country, or other Jurisdiction under the laws of which it was incorporated is Texas, and the address of its registered or similar office in that jurisdiction is Republic National Bank Bldg., Dallas, TX 75201.

4.               The period, not to exceed ten years, during which the assumed name will be used is April 1, 1985 - March 31, 1995.

5.               The corporation is a (circle one): business corporation, non-profit corporation, professional corporation, professional association or other type of corporation (specify)  motor club or other type of incorporated business, professional or other association or legal entity (specify).

6.               If the corporation is required to maintain a registered office in Texas, the address of the registered office is                          , and the name of its REGISTERED AGENT at such address is           . The address of the principal office (if not the same as the registered office) is 1600 Arch Steeet. Philadelphia. PA 19101.

7.               If the corporation is not required to or does not maintain a registered office in Texas, the office address in Texas is Republic National Banks Bldg., Dallas, TX 75201 and if the corporation is not incorporated, organized or associated under the laws of Texas, the address of its place of business in Texas is       and the office address elsewhere is 1600 Arch St., Phila., PA 19101.

8.               The county or counties where business or professional services are being or are to be conducted or rendered under such assumed name are (if applicable, use the designation “ALL” or “ALL EXCEPT                           ”):

                        All

[illegible]
Signature of officer, representative
or attorney-in-fact of the corporation

Before me on this 3rd day of April, 1985, personally appeared John McNabb and acknowledged to me that he executed the foregoing certificate for the purposes therein expressed.

[ILLEGIBLE]
(Notary seal)	Notary Public is Philadelphia County

DONNA L DIGENNARO
Notary Public, Phila, Phila Co

NOTE: A certificate executed and acknowledged by an attorney-in-fact shall include a statement that the attorney-in-fact has been duly authorized in writing by his principal to execute and acknowledge the same.

My Commission Expires Sept 22, 1986

LISTING OF DALLAS COMPANIES	PAGE 60

DOMESTIC

430882-0	SERVISTAR CORPORATION
431021-0	VALMONT PRODUCTION EQUIPMENT, INC.
431235-0	BROOKHOLLOW CONCRETE CONTRACTORS, INC.
431706-0	RUTH SCHARF INDUSTRIES, INC.
432033-0	PRESSED METAL PRODUCTS INC.
432034-0	SOUTHWEST HEAT EXHANGER CO.
432156-0	HEAVY OIL PROCESS, INC.
432211-0	JTX TRAVEL CLUB, INC.
432200-0	MUECES PIPELINE, INC.
432455-0	SMEETHATER MINERALS OF TEXAS, INC.
432628-0	T FOR TEXAS, INC.
432862-0	YORK CHEMICAL CORPORATION
433041-0	KINCO REALTY CORP.
433189-0	SHELBY NEWSPAPERS, INC.
433229-0	RED RIVER DRILLING CORPORATION
433350-0	BELTWAY COMMUNITY HOSPITAL, INC.
433393-0	NUCORP SUPPLY, INC.
433578-0	HAYRIDE KITCHEN, INC.
433644-0	GOLDENFELD DEVELOPMENT OF TEXAS, INC.
433781-0	FAS, INC.
433913-0	LDB FOOD SERVICES, INC.
433996-0	CASHWAY CO.

00050800466

ARTICLES OF AMENDMENT	FILED
TO THE	In the office of the
ARTICLES OF INCORPORATION	Secretary of State of Texas
OF
JTX TRAVEL CLUB, INC.	AUG 18 1986

Clerk II-H
Corporations Section

Pursuant to the provisions of Article 4.04 of the Texas Business Corporation Act, as amended, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

ARTICLE ONE

The name of the corporation is JTX Travel Club, Inc.

ARTICLE TWO

The following amendment to the Articles of Incorporation was adopted by the sole shareholder of the corporation on June 17, 1986:

Article One of the Articles of Incorporation is hereby amended so as to read as follows:

Article One.  The name of the corporation is CIGNA Road & Travel Club, Inc.

ARTICLE THREE

The number of shares of the corporation outstanding at the time of such adoption was 5,000; and the number of shares entitled to vote thereon was 5,000.

The sole shareholder of all the shares outstanding and entitled to vote on said amendment has signed a consent in writing adopting said amendment.

Dated July 31 1986.

JTX TRAVEL CLUB, INC.

By:	/s/ Robert E. Grady
Robert E. Grady, Jr., Its President

/s/ David C. Kopp
David C. Kopp, Its Secretary

3902P/P5

[ILLEGIABLE]

An acknowledgement:

State of Pennsylvania
County of Philadelphia

Before me, a Notary Public, on this day personally appeared Robert E. Grady, Jr., known to me to be the person whose name is subscribed to the foregoing document and, being by me first duly sworn, declared that the statements therein contained are true and correct.

Given under my hand and seal of office this 31st day of July, A.D. 1986.

/s/ Karen T. Kitzinger

Notary Public
Commonwealth of Pennslvania

My Commission Expires:

KARENT KITZINGER
Notary Public, phila, Phila, Co.
My Commission Expires May 21, 1990

(NOTARIAL SEAL)

3902P/P6

FEE FOR FILING AT OFFICE OF SECRETARY OF STATE. [ILLEGIABLE]

FILED
In the office of the
Secretary of State of Texas

APR 24 1987

ASSUMED NAME CERTIFICATE	Clerk III-M
FOR AN INCORPORATED BUSINESS OR PROFESSION	Corporations Section

1	The assumed name under which the business or professional service is or is to be conducted or rendered is JTX Program.

2.	The name of the incorporated business or profession as stated in its Articles of Incorporation or comparable document is CIGNA Road & Travel Club, Inc.

3.

The state, country, or other jurisdiction under the laws of which it was incorporated is Texas, and the address of its registered or similar office in that jurisdiction is 1600 Elm Street, Dallas, Texas 75201.

4.	The period, not to exceed ten years, during which the assumed name will be used is 9/86 - 9/96.

5.

The corporation is a (circle one) business corporation, non-profit corporation, professional corporation, professional association or other type of corporation (specify)                                    , or other type of incorporated business, professional or other association or legal entity (specify)                                              .

6.

If the corporation is required to maintain a registered office in Texas, the address of the registered office is 1601 Elm Street, Dallas, Texas 75201, and the name of its REGISTERED AGENT at such address is C T Corporation. The address of the principal office (if not the same as the registered office) is 1600 Arch Street, Philadelphia, PA 19101

7.

If the corporation is not required to or does not maintain a registered office in Texas, the office address in Texas is                                                                ; and if the corporation is not incorporated, organized or associated under the laws of Texas, the address of its place of business in Texas is                                                     and the office address elsewhere is                                                     .

8.	The county or counties where business or professional services are being or are to be conducted or rendered under such assumed name are (if applicable, use the designation “ALL” or “ALL EXCEPT ”)
ALL COUNTIES

/s/ [ILLEGIABLE]
Signature of officer,representative or attorney-in-fact of the corporation

Before me on this 17th day of April, 1987, personally appeared Richard M. Protas and acknowledged to me that he executed the foregoing certificate for the purposes therein expressed.

/s/ [ILLEGIABLE]
(Notary seal)	Notary Public Philadelphia County

KAREN T. KITZINGER Notary Public, Phila, phila Co. My Commission Expires May 21, 1990

NOTE. A certificate executed and acknowledged by an attorney-in-fact shall include a statement that the attorney-in-fact has been duly authorized in writing by his principal to execute and acknowledge the same.

[ILLEGIABLE]

FILED
In the office of the
Secretary of State of Texas
ASSUMED NAME CERTIFICATE
FOR AN INCORPORATED BUSINESS OR PROFESSION	MAY 20 1987

Clerk III-L
Corporations Section

1.	The assumed name under which the business or professional service is or is to be conducted or rendered is CIGNA *we are filing the attached corporate logo.

2.	The name of the incorporated business or profession as stated in its Articles of Incorporation or comparable document is CIGNA Road & Travel Club, Inc.

3.

The state, country, or other jurisdiction under the laws of which it was incorporated is Texas, and the address of its registered or similar office in that jurisdiction is 1601 Elm Street, Dallas, Texas 75201.

4.	The period, not to exceed ten years, during which the assumed name will be used is 9/86 - 9/96.

5.

The corporation is a (circle one): business corporation, non-profit corporation, professional corporation, professional association or other type of corporation (specify)                                    , or other type of incorporated business, professional or other association or legal entity (specify)                                           .

6.

If the corporation is required to maintain a registered office in Texas, the address of the registered office is 1601 Elm Street, Dallas, Texas 75201, and the name of its REGISTERED AGENT at such address is C T Corporation. The address of the principal office (if not the same as the registered office) is 1600 Arch Street, Philadelphia, PA 19101

7.

If the corporation is not required to or does not maintain a registered office in Texas, the office address in Texas is                                                                ; and if the corporation is not incorporated, organized or associated under the laws of Texas, the address of its place of business in Texas is                                                     and the office address elsewhere is                                                     .

8.	The county or counties where business or professional services are being or are to be conducted or rendered under such assumed name are (if applicable, use the designation “ALL” or “ALL EXCEPT ”):
ALL COUNTIES

/s/ Richard M. Protas
Signature of officer,representative or attorney-in-fact of the corporation

Before me on this 15th day of May, 1987, personally appeared Richard M. Protas and acknowledged to me that he executed the foregoing certificate for the purposes therein expressed.

Karen T. Kitzinger
(Notary seal)	Notary Public Philadelphia County

KAREN T. KITZINGER Notary Public, Phila., phila Co My Commission Expires May 21, 1990

NOTE. A certificate executed and acknowledged by an attorney-in-fact shall include a statement that the attorney-in-fact has been duly authorized in writing by his principal to execute and acknowledge the same.

432211

FILED
In the Office of the
Secretary of State of Texas

JUL 13 1990
To the Secretary of State
of the State of Texas:	Corporations Section

C T Corporation System, as the registered agent for the domestic and foreign corporations named on the attached list submits the following statement for the purpose of changing the registered office for such corporations, in the State of Texas:

1.               The name of the corporation is See attached list

2.               The post office address of its present registered office is c/o C T CORPORATION SYSTEM, 1601 ELM STREET, DALLAS, TEXAS 75201

3.               The post office address to which its registered office is to be changed is c/o C T CORPORATION SYSTEM, 350 N. ST. PAUL STREET, DALLAS, TEXAS 75201

4.               The name of its present registered agent is C T CORPORATION SYSTEM

5.               The name of its successor registered agent is C T CORPORATION SYSTEM

6.               The post office address of its registered office and the post office address of the business office of its registered agent, as changed, will be identical.

7.               Notice of this change of address has been given in writing to each corporation named on the attached list 10 days prior to the date of filling of this certificate.

Dated July 2, 1990.

C T CORPORATION SYSTEM
By	[ILLEGIABLE]
Its Vice President

4277672

RUN DATE: [ILLEGIBLE]	STATE OF TEXAS OFFICE OF THE SECRETARY OF STATE CORPORATIONS SECTION CT CORP REGISTERED AGENT EXTRACT	PAGE NO: 16 [ILLEGIBLE]

TYPE	NUMBER	NAME	AGENT

00	00422055	JACK PREWITT & ASSOCIATES, INC.	C T CORP SYSTEM
00	00422115	[ILLEGIBLE]	C T CORPORATION SYSTEM
00	[ILLEGIBLE]	[ILLEGIBLE]	C T CORPORATION SYSTEM
00	00422453	[ILLEGIBLE]	C T CORPORATION SYSTEM
00	[ILLEGIBLE]	[ILLEGIBLE]	C T CORP SYSTEM
00	[ILLEGIBLE]	DALLAS ASSET MANAGEMENT, INC.	C T CORPORATION SYSTEM
00	00423387	[ILLEGIBLE] INSURANCE AGENCY OF TEXAS INC.	C T CORPORATION SYSTEM
00	00424542	[ILLEGIBLE] COMPANY OF TEXAS	C T CORPORATION SYSTEM
00	[ILLEGIBLE]	[ILLEGIBLE]	C T CORPORATION SYSTEM
00	[ILLEGIBLE]	EMPIREGAS INC. OF [ILLEGIBLE]	C T CORP SYSTEM
00	00424724	EMPIREGAS INC. OF WILLS POINT	C T CORP SYSTEM
00	[ILLEGIBLE]	PRECISION MEASUREMENT INCORPORATED	C T CORPORATION SYSTEM
00	00425443	[ILLEGIBLE] TV OF TEXAS, INC.	C T CORPORATION SYSTEM
00	[ILLEGIBLE]	WESTON INTERNATIONAL, INC.	C T CORP SYSTEM
00	[ILLEGIBLE]	[ILLEGIBLE] CORP.	C T CORP. SYSTEM
00	[ILLEGIBLE]	DIX FURNITURE CORPORATION	C T CORPORATION SYSTEM
00	00426095	[ILLEGIBLE] OF HOUSTON, INC.	C T CORP. SYSTEM
00	00426007	PROTEX COMPANY	C T CORP. SYSTEM
00	[ILLEGIBLE]	[ILLEGIBLE] MANAGEMENT CORPORATION	C T CORPORATION SYSTEM
00	00428244	[ILLEGIBLE] INSURANCE AGENCY (TEXAS) INC.	C T CORP. SYSTEM
00	00428347	[ILLEGIBLE] INC.	C T CORP SYSTEM
00	00428409	[ILLEGIBLE] COMPANY	C T CORPORATION SYSTEM
00	[ILLEGIBLE]	ARMA GEOPHYSICAL COMPANY, INC.	C T CORPORATION SYSTEM
00	00428808	ART INSTITUTE OF DALLAS, INC.	C T CORPORATION SYSTEM
00	00428809	ART INSTITUTE OF HOUSTON, INC.	C T CORPORATION SYSTEM
00	00430052	[ILLEGIBLE] INC.	C T CORPORATION SYSTEM
00	00430213	[ILLEGIBLE] COMPANY, INC.	C T CORPORATION SYSTEM
00	00430581	SEDCO FOREX MARITIME OVERSEAS, INC.	C T CORPORATION SYSTEM
00	00430618	DRILLING TOOLS, INC.	C T CORP SYSTEM
00	00430882	AMERICAN HARDWARE SUPPLY COMPANY	C T CORPORATION
00	[ILLEGIBLE]	VALMONT PRODUCTION EQUIPMENT, INC.	C T CORP. SYSTEM
00	[ILLEGIBLE]	REPRISE HOLDINGS, INC.	C T CORPORATION SYSTEM
00	00431706	[ILLEGIBLE] INDUSTRIES, INC.	C T CORPORATION SYSTEM
00	00432084	[ILLEGIBLE] INC.	C T CORP SYSTEM
00	00432156	HEAVY OIL PROCESS, INC.	C T CORP SYSTEM
00	00432211	CIGNA ROAD & TRAVEL CLUB, INC.	C T CORPORATION SYSTEM
00	00432280	[ILLEGIBLE] PIPELINE, INC.	C T CORPORATION SYSTEM
00	00432517	[ILLEGIBLE] TEXAS, INC.	C T CORP SYSTEM
00	00432550	[ILLEGIBLE] CORPORATION	C T CORPORATION SYSTEM
00	00432628	T FOR TEXAS, INC.	C T CORPORATION SYSTEM
00	[ILLEGIBLE]	YORK CHEMICAL CORPORATION	C T CORP SYSTEM
00	00432903	F & M SUPPLY, INC.	C T CORPORATION SYSTEM
00	[ILLEGIBLE]	KIMCO REALTY CORP.	C T CORPORATION SYSTEM
00	[ILLEGIBLE]	[ILLEGIBLE] COMMUNITY HOSPITAL, INC.	C T CORP. SYSTEM
00	[ILLEGIBLE]	[ILLEGIBLE]	C T CORP. SYSTEM
00	[ILLEGIBLE]	[ILLEGIBLE]	C T CORPORATION SYSTEM
00	[ILLEGIBLE]	SONITROL OF AUSTIN, INC.	C T CORP
00	00433781	FAS, INC.	C T CORPORATION SYSTEM
00	[ILLEGIBLE]	DALLAS MELROSE FOOD & BEVERAGE COMPANY, INC.	C T CORPORATION SYSTEM
00	[ILLEGIBLE]	[ILLEGIBLE] SERVICES, INC.	C T CORP. SYSTEM
00	00433998	[ILLEGIBLE]	C T CORPORATION SYSTEM
00	00434943	[ILLEGIBLE]	C T CORP SYSTEM
00	00435244	[ILLEGIBLE]	C T CORPORATION
00	00435247	TEXAS [ILLEGIBLE]	C T CORPORATION

The State of Texas

SECRETARY OF STATE

CERTIFICATE OF MERGER

AFFINITY ROAD AND TRAVEL CLUB, INC.

formerly: CIGNA ROAD & TRAVEL CLUB, INC.

The undersigned, as Secretary of State of Texas, hereby certifies that the attached Articles of Merger of

AFFINITY ROAD AND TRAVEL CLUB, INC. (a Delaware no permit)

with

CIGNA ROAD & TRAVEL CLUB, INC. which changed its name to

AFFINITY ROAD AND TRAVEL CLUB, INC. (a Texas corporation)

have been received in this office and are found to conform to law. ACCORDINGLY, the undersigned, as Secretary of State, and by virtue of the authority vested in the Secretary by law, hereby issues this Certificate of Merger.

Dated	June 13, 1996.
Effective	June 13, 1996 : :

/s/ Antonio O. Garza, Jr.
Antonio O. Garza, Jr. Secretary of State

FILED
ARTICLES OF MERGER	In the Office of the
OF	Secretary of State of Texas
AFFINITY ROAD AND TRAVEL CLUB, INC.	JUN 13 1996
WITH AND INTO
CIGNA ROAD AND TRAVEL CLUB, INC.	Corporations Section

Affinity Road and Travel Club, Inc , a corporation organized and existing under the laws of Delaware,

DOES HEREBY CERTIFY.

FIRST:                    That Affinity Road and Travel Club, Inc. was incorporated on the 20th day of December, 1995, pursuant to Section 253 of the General Corporation Law of the State of Delaware.

SECOND:               That Affinity Road and Travel Club, Inc. is the sole shareholder of CIGNA Road and Travel Club, Inc., a corporation incorporated on the 10th day of April, 1978, pursuant to the Texas Business Corporation Act (Article 5.16) of the State of Texas

THIRD:          That this corporation, by the following resolutions of its Board of Directors duly adopted by Unanimous Written Consent of such Board of Directors adopted as of April 30, 1996 and filed in the records of the corporation, determined to merge itself into said CIGNA Road and Travel Club, Inc. in accordance with the provisions of applicable law:

RESOLVED, that Affinity Road and Travel Club, Inc merge with, and it hereby does merge itself into said CIGNA Road and Travel Club, Inc. which assumes all of the obligations of Affinity Road and Travel Club, Inc.; and

RESOLVED FURTHER, that CIGNA Road and Travel Club, Inc., as the surviving corporation, hereby changes its name to Affinity Road and Travel Club, Inc.; and

RESOLVED FURTHER, that in furtherance of the merger contemplated herein, upon filing of the Certificate of Ownership and Merger as contemplated herein, by virtue of the merger and without the need for any further action of the holder thereof, all of the issued and outstanding common stock (100 shares) of CIGNA Road and Travel Club, Inc., as the surviving corporation, shall be issued to the sole shareholder of Affinity Road and Travel Club, Inc. in exchange for all of the issued (100 shares) and outstanding common stock (100 shares) of Affinity Road and Travel Club, Inc , which shares of common stock shall, without the need for any further action, be deemed cancelled; and

[ILLEGIBLE]

RESOLVED FURTHER, that the merger shall be effective upon filing with the Secretary of State of Delaware.

RESOLVED FURTHER, that the proper officers of this corporation be and they hereby are directed to make and execute a Certificate of Ownership and Merger setting forth a copy of the resolutions to merge said Affinity Road and Travel Club, Inc., with and into CIGNA Road and Travel Club, Inc., and the date of adoption thereof, and to cause the same to be filed with the Secretary of State of Delaware and the Secretary of State of Texas and to do all acts and things whatsoever, whether within or without the State of Delaware and the State of Texas, which may be in anyway necessary or proper to effect said merger

FOURTH:          That the merger contemplated herein has been approved by the Unanimous Written Consent of the Sole Shareholder of Affinity Road and Travel Club, Inc. and that the Plan of Merger was duly authorized by all action required by the laws under which it was incorporated or organized and by its constituent documents.

FIFTH:        That the surviving corporation is organized under the laws of the State of Texas and the address, including street number if any, of its registered or principal office in said State is:

CT Corporation System

350 North St. Paul Street

Dallas, TX 75201

IN WITNESS WHEREOF, said Affinity Road and Travel Club, Inc. has caused this Certificate to be signed by Mark J. Boggess, its Executive Vice President, and attested by Robert T. York, its Assistant Secretary, as of the 30th day of April, 1996.

AFFINITY ROAD AND TRAVEL CLUB, INC.

By:	/s/ Mark J. Boggess
Mark J. Boggess
Its:	Executive Vice President

ATTEST:

By:	/s/ Robert T. York
Robert T. York
Its:	Assistant Secretary

MA (CNAM)	[ILLEGIBLE]

STATS TEAM MAINTENANCE REQUEST

NAME OF

CORPORATION  Cigna Road Travel Club, Inc.

CHARTER NUMBER TYPE  432211-00

DATE  6-14-96

ATTACH COPIES OF DOCUMENTS (IF NECESSARY) FOR ENTRY

☐           DISSOLUTION FILED IN ERROR, ACTIVATE CORPORATION

☐           WITHDRAWAL FILED IN ERROR, ACTIVATE CORPORATION

☐           ACTIVATE ENTITY GIVE REASON BELOW

☐           CHANGE REGISTERED AGENT TO

☐           CHANGE REGISTERED OFFICE TO

☐           REINSTATEMENT FILED IN ERROR

☐           ADD DEAD CODE

☐           ADD DEAD DATE

☐           TERMINATION FILED IN ERROR, ACTIVATE CORPORATION

☐            BACK MERGER OUT, FILED IN ERROR

MERGING CORPORATION                                            ,

FILE NUMBER:

SURVIVING CORPORATION                                         ,

FILE NUMBER:

☐            BACK MERGER OUT, ABANDONMENT OF MERGER FILED

☒           CHANGE entity name TO  Affinity Road and Travel Club, Inc.

☐            CHANGE DEAD DATE TO

REASON FOR

MAINTENANCE  Left out when merger was entered.

PERSON REQUESTING MAINTENANCE [ILLEGIBLE]

DATE COMPLETED 6-16-96

BE SURE TO ATTACH COPIES OF PENDING OR HISTORY MAINTENANCE, IF NECESSARY

4277673

[ILLEGIBLE]

FILED
In the Office of the
Secretary of State of Texas
ARTICLES OF CORRECTION	AUG 14 1996

Corporations Section

The undersigned submits these articles pursuant to Texas Civil Statutes Article 1302.7.01 to correct a document which is an inaccurate record of the entity action, contains an inaccurate or erroneous statement, or was defectively or erroneously executed, sealed, acknowledged or verified.

ARTICLE ONE

The name of the entity is Affinity Road and Travel Club, Inc.

ARTICLE TWO

The document to be corrected is the Articles of Merger which were filed in the Office of the Secretary of State on the 13th of June, 1996.

ARTICLE THREE

The inaccuracy, error or defect to be corrected is: CIGNA Road and Travel Club, Inc.

ARTICLE FOUR

As corrected, the inaccurate, erroneous or defective portion of the document reads as follows:

CIGNA Road & Travel Club, Inc.

Date: August 8, 1996.	AFFINITY ROAD AND TRAVEL CLUB, INC.

/s/ Nancy E. Mayer
Nancy E. Mayer, Secretary

The State of Texas

SECRETARY OF STATE

CERTIFICATE OF CORRECTION

OF

AFFINITY ROAD AND TRAVEL CLUB, INC.

CHARTER NO. 432211

The undersigned, as Secretary of State of Texas, hereby certifies that the attached Articles of Correction, duly executed pursuant to the provisions of the Texas Miscellaneous Corporation Laws Act, have been received in this office and are found to conform to law.

ACCORDINGLY the undersigned, as Secretary of State, and by virtue of the authority vested in the Secretary by law, hereby issues this Certificate of Correction and attaches hereto a copy of the Articles of Correction.

Dated:  August 14, 1996

[ILLEGIBLE]	dlm
Antonio O. Garza, Jr. Secretary of State

MA (RVNC)	J 0 2 2 2 8 0 3 6 5 7

TEAM 2 REQUEST FOR MAINTENANCE ON CORPORATE RECORDS

NAME OF CORPORATION Cigna Road & Travel Club, Inc.

CHARTER NUMBER AND TYPE 432211-0  DATE 8-14-96

INSTRUCTIONS:

ATTACH COPY OF DOCUMENTS FOR ANY ENTRY NEEDED

☐       NAME CHANGE FILED IN ERROR

☐       NAME CHANGED ENTERED TO WRONG CORPORATION SHOULD BE ENTERED TO FILE #

☒ BACK OUT NAME CHANGE FILED ON 8-14-96, CHANGING NAME FROM Affinity Road and Travel Club, Inc. To Cigna Road & Travel Club, Inc.

☐       NAME CHANGE FILED ON                                          , WAS ENTERED INCORRECTLY

☐       CHANGE NEW NAME TO

☐       CHANGE DEAD DATE TO

☐       PER ARTICLES OF CORRECTION, CHANGE SURVIVOR NAME TO

☐       CHANGE REGISTERED AGENT TO

☐       CHANGE REGISTERED OFFICE TO

☐       CHANGE STOCK TO

☐       CHANGE DURATION TO

☐       FORFEITURE ENTERED INCORRECTLY

☐       CHANGE DEAD DATE TO

☐       CHANGE DEAD CODE TO

☐       FORFEITURE ENTERED TO WRONG CORPORATION

☐       BACK OUT FORFEITURE FILED                            .

SHOULD BE ENTERED TO FILE #                          .

EXPLAIN REASON FOR MAINTENANCE art. of correction thought they were changing name, in error

PERSON REQUESTING MAINTENANCE [ILLEGIBLE] DATE COMPLETED 8-15-96

4277675

The State of Texas

SECRETARY OF STATE

CERTIFICATE OF MERGER

The undersigned, as Secretary of State of Texas, hereby certifies that the attached Articles of Merger of

AFFINITY ROAD AND TRAVEL HOLDING CORP.

A Delaware Non Filing Entity

With

AFFINITY ROAD AND TRAVEL CLUB, INC.

A Texas Corporation

have been received in this office and are found to conform to Iaw. ACCORDINGLY, the undersigned, as Secretary of State, and by virtue of the authority vested in the Secretary by law, hereby issues this Certificate of Merger.

Filed	February 6, 2001

Effective	February 6, 2001

/s/ Henry Cuellar
Henry Cuellar
Secretary of State

FILED
ARTICLES OF MERGER	In the Office of the
Secretary of State of Texas
MERGING
AFFINITY ROAD AND TRAVEL HOLDING CORP.	FEB 06 2001
INTO
AFFINITY ROAD AND TRAVEL CLUB, INC.	Corporations Section

Pursuant to the provisions of Article 5.16 of the Texas Business Corporation Act, Affinity Road and Travel Holding Corp. (the “Parent Corporation”), a Delaware corporation organized under the laws of the State of Delaware and owning at least ninety percent (90%) of the shares of Affinity Road and Travel Club, Inc. (the “Subsidiary Corporation”), a Texas corporation, hereby executes the following articles of merger.

1.             An agreement and plan of merger has been adopted in accordance with the provisions of Article 5.16 of the Texas Business Corporation Act and of Section 253B of the General Corporation Law of Delaware providing for the combination of Affinity Road and Travel Holding Corp. and Affinity Road and Travel Club, Inc. and resulting in Affinity Road and Travel Club, Inc. being the surviving corporation.

2.             The following is a copy of a joint resolution of the Sole Director and the Sole Stockholder of Affinity Road and Travel Holding Corp. adopted and approved on January 1, 2000, and in accordance with the laws of its jurisdiction and its constituent documents:

RESOLVED, that this corporation, Affinity Road and Travel Holding Corp., merge itself into Affinity Road and Travel Club, Inc., which corporation assumes all of the obligations of Affinity Road and Travel Holding Corp.

FURTHER RESOLVED, that the terms and conditions of the merger are as follows:

Upon completion of the merger and without the need for any further action, the sole stockholder of the common shares of the merged corporation, Affinity Group, Inc., shall receive an equivalent number of shares of the common shares of the surviving corporation and all of the common shares of the merged corporation shall, without need for any further action, be deemed cancelled.

3.             The total number or percentage of outstanding shares identified by class, series or group of the Subsidiary Corporation and the number or percentage of shares in each class, series or group owned by the Parent Corporation is:

Class, Series	Number or Percentage	Number or Percentage of
or Group	of Shares Outstanding	Shares Owned by Parent
Common	100%	100%

4.             A.            The plan of merger was duly approved by the Sole Shareholder of Parent Corporation as set forth below.

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B.            As to the Parent Corporation, the approval of whose Sole Shareholder is required, the number of shares outstanding, and, if the shares of any class or series are entitled to vote as a class, the designation and number of outstanding shares of each such class or series are as follows:

		Number of Shares
Number of Shares	Designation of Class	Entitled to Vote as
Outstanding	of Series	a Class or Series
100	Common	100

C.            As to the Parent Corporation, the approval of whose Sole Shareholder is required, the total number of shares not entitled to vote only as a class, voted for and against the plan, respectively, and, if the shares of any class or series are entitled to vote as a class, the number of shares of each such class or series voted for and against the plan, respectively, are as follows:

Total	Total
Voted	Voted	Number of Shares Entitled to Voted as a Class or Series:
For	Against	Class or Series	Voted For	Voted Against
100	0	Common	100	0

D.            No amendments to the articles of incorporation of a domestic corporation are desired to be effected by the merger.

E.             The executed plan of merger is on file at the principal place of business of the surviving corporation at 2575 Vista Del Mar Drive, Ventura, California, 93001.

F.             A copy of the plan of merger will be furnished by the surviving corporation on written request and without cost, to any shareholder of each corporation that is a party to the plan of merger, and in the case of a merger with multiple surviving corporations, to any creditor or obligee of the parties to the merger at the time of the merger if such obligation is then outstanding

5              As to each corporation that is a party to the merger, the plan of merger with performance of its terms were duly authorized by action required by the laws under which it is incorporated or organized and by its constituent documents

6.             The surviving corporation will be responsible for the payment of all fees and franchise taxes of the merged corporation and will be obligated to pay such fees and franchise taxes if the same are not timely paid.

Dated: January 1. 2000

AFFINITY ROAD AND TRAVEL HOLDING CORP.

By:	/s/ Mark J. Boggess
Mark J. Boggess
Its: Vice President

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